MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND



FUND LOGO




Annual Report

July 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


TO OUR SHAREHOLDERS

During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, yields on long-term tax-exempt revenue bonds rose just under 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields reflects the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, this past June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position has allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the strong technical position the municipal bond market enjoyed thus far in 1999 to continue for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation readings, as well as improvements in productivity in both manufacturing and service industries. Future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines already have been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


Fiscal Year in Review
Given the considerable volatility exhibited by long-term interest rates during the past year, we made several changes in portfolio strategy in order to guide the Fund through a difficult investment environment. Initially, the worldwide economic and financial market turbulence prompted a more constructive outlook on our part as expectations of sharp declines in long-term interest rates were soon fulfilled. As a result, the Fund benefited from our efforts to position the portfolio more aggressively during this period.

However, soon thereafter, interest rates began to rise as evidence of renewed financial market stability slowly mounted. Signs of continued strength in the domestic economy added to investor concerns, signaling a shift in investor psychology. Our efforts turned to repositioning the portfolio more defensively as a means to preserve net asset values. We increased cash reserves temporarily while we accomplished modest restructuring of the Fund's holdings. While these efforts helped to insulate the Fund to some degree, the full impact of the bond market's decline was unavoidable.

Technical limitations inherent within the municipal market and the Oregon market in particular further hindered our efforts to insulate the portfolio. New-issue tax-exempt volume in Oregon for the year increased 40%, far more than the 10% decline in national volume. This increase in issuance allowed for some opportunities to restructure the portfolio in a manner consistent with our changing investment outlook.

Finally, two other investment themes affected the portfolio during the year. First, quality spreads (that is, yield spreads between higher-rated and lower-rated credits) remained very narrow for most of the year. In our opinion, investors were not being adequately compensated for the assumption of added credit risk. Consequently, we sought to upgrade the average quality of the portfolio. Second, with many of the Fund's holdings facing early redemption during the next few years, the current rise in long-term interest rates, in our opinion, presented an excellent opportunity to sell these holdings and reinvest the proceeds in securities possessing more attractive redemption features. We sought to extend the portfolio's average call protection at an opportune time. Furthermore, we believe that our proactive approach toward managing call protection should help to insulate the Fund from any untimely redemptions, which we believe will help sustain shareholder income for the near term.

As a result of our efforts this year, the Fund generated total returns for the 12-month period ended July 31, 1999 that modestly underperformed the average return for all Oregon tax-exempt funds, as measured by Lipper Analytical Services, Inc. However, the Fund did produce 12-month yields that exceeded the industry average.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



September 9, 1999




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                                      Standardized
                                                     12 Month         3 Month      Since Inception    30-Day Yield
                                                   Total Return     Total Return     Total Return    As of 7/31/99
ML Oregon Municipal Bond Fund Class A Shares           +1.33%          -2.42%           +31.57%           3.76%
ML Oregon Municipal Bond Fund Class B Shares           +0.82           -2.55            +27.67            3.41
ML Oregon Municipal Bond Fund Class C Shares           +0.63           -2.66            +33.13            3.31
ML Oregon Municipal Bond Fund Class D Shares           +1.23           -2.45            +36.47            3.66

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 8/27/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--
Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                      8/27/93**       7/99

ML Oregon Municipal Bond Fund++--
Class A Shares*                       $ 9,600       $12,630

ML Oregon Municipal Bond Fund++--
Class B Shares*                       $10,000       $12,767

Lehman Brothers Municipal Bond
Index++++                             $10,000       $13,796


Total Return Based on a $10,000 Investment--
Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                      10/21/94**      7/99

ML Oregon Municipal Bond Fund++--
Class C Shares*                       $10,000       $13,313

ML Oregon Municipal Bond Fund++--
Class D Shares*                       $ 9,600       $13,100

Lehman Brothers Municipal Bond
Index++++                             $10,000       $14,235

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Oregon Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Oregon, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 8/31/93 and in the Class C & Class D Shares' graph is from 10/31/94.
    Past performance is not predictive of future performance.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +1.18%         -2.87%
Five Years Ended 6/30/99                   +6.28          +5.42
Inception (8/27/93)
through 6/30/99                            +4.73          +4.00

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +0.67%         -3.21%
Five Years Ended 6/30/99                   +5.74          +5.74
Inception (8/27/93)
through 6/30/99                            +4.20          +4.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +0.57%         -0.40%
Inception (10/21/94)
through 6/30/99                            +6.22          +6.22

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +1.08%         -2.97%
Inception (10/21/94)
through 6/30/99                            +6.75          +5.82

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

Oregon--81.0%
AAA        Aaa    $ 500     Columbia County, Oregon, School District No. 502, GO, 5.05%** due 6/01/2018 (e)      $   183

BBB+       NR*      900     Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                            (Gross-Merle West Medical Center Project), 7.10% due 9/01/2024                           978

NR*        Aa2      500     Lane and Douglas Counties, Oregon, School District No. 97-J, GO, 5.40% due 6/15/2019     499

AAA        Aaa      500     Lincoln County, Oregon, School District, GO, 5.25% due 6/15/2012 (e)                     508

AAA        Aaa      870     Marion County, Oregon, Union High School District No. 007J (Silverton), GO, 7% due
                            6/01/2004 (c)(g)                                                                         976

AAA        Aaa      850     Morrow County, Oregon, School District No. 001, GO, 6% due 6/01/2007 (b)                 922

NR*        Aa3      500     Multnomah County, Oregon, COP, Series A, 4.75% due 8/01/2017                             460

AAA        Aaa    1,000     Northwest Regional Education Service District, Oregon, GO, 5% due 6/15/2019 (b)          961

AAA        Aaa    3,220     Oregon Health Sciences University, Revenue Refunding Bonds, Capital Appreciation,
                            Series A, 5.79%** due 7/01/2021 (b)                                                      986

AAA        Aaa      500     Oregon State Department of Administrative Services, COP, Refunding, Series A,
                            4.75% due 5/01/2015 (d)                                                                  468

NR*        Baa2     500     Oregon State Economic Development Revenue Refunding Bonds (Georgia Pacific Corp.
                            Project), AMT, Series 183, 5.70% due 12/01/2025                                          487

NR*        VMIG1++  200     Oregon State Health, Housing, Educational and Cultural Facilities Authority
                            Revenue Bonds (Guide Dogs for the Blind), VRDN, Series A, 3.15% due 7/01/2025 (a)        200

A+         NR*      500     Oregon State Health, Housing, Educational and Cultural Facilities Authority, Revenue
                            Refunding Bonds (Reed College Project), Series A, 5.375% due 7/01/2025                   491

                            Oregon State Housing and Community Services Department, Mortgage Revenue Refunding
                            Bonds (S/F Mortgage Program), Series A:
NR*        Aa2      440       6.40% due 7/01/2018                                                                    461
NR*        Aa2    1,000       AMT, 6.20% due 7/01/2027                                                             1,045

AAA        Aaa      950     Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland International
                            Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (b)(g)                                  1,116

                            Port Umpqua, Oregon, PCR, Refunding (International Paper Co. Projects):
BBB+       A3       500       Series A, 5.05% due 6/01/2009 (h)                                                      499
BBB+       A3       500       Series B, 5.20% due 6/01/2011                                                          496

NR*        NR*    1,500     Portland, Oregon, Sewer System Revenue Refunding Bonds, RIB, Series 134,
                            6.462% due 6/01/2014 (f)                                                               1,438



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                              Issue                                                     (Note 1a)

Oregon (concluded)
AA-        NR*   $1,000     Salem, Oregon, Hospital Facility Authority Revenue Bonds (Salem Hospital),
                            5.25% due 8/15/2014                                                                  $   991

AAA        Aaa      900     Tillamook County, Oregon, GO, 6.25% due 1/01/2005 (e)(g)                                 986

AA+        Aa2      500     Tri-County Metropolitan Transportation District, Oregon, GO, Refunding
                            (Light Rail Extension), Series A, 5.25% due 7/01/2012                                    504

AA+        NR*      500     Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds,
                            Series One, 5.65% due 6/01/2029                                                          494

Puerto Rico--18.4%

AAA        Aaa    2,720     Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (d)                          3,206

AAA        Aaa      400     Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                            Series T, 7.742% due 7/01/2005 (c)(f)                                                    453

Total Investments (Cost--$18,989)--99.4%                                                                          19,808

Variation Margin on Financial Futures Contracts***--0.0%                                                               9

Other Assets Less Liabilities--0.6%                                                                                  110
                                                                                                                 -------
Net Assets--100.0%                                                                                               $19,927
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(b)MBIA Insured.
(c)FSA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(g)Prerefunded.
(h)All or a portion of security held as collateral in connection with open financial futures contracts.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of the purchase by the Fund. ***Financial futures contracts sold as of July 31, 1999 were as follows:

                                                 (in Thousands)

                                                      Value
   Number of                        Expiration       (Notes
   Contracts        Issue              Date          1a & 1b)

      26     U S Treasury Bonds   September 1999      $2,989
                                                      ------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$3,036)                     $2,989
                                                      ======

++Highest short-term rating by Moody's Investors Service, Inc.

  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

  See Notes to Financial Statements.





Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999
Assets:             Investments, at value (identified cost--$18,988,911) (Note 1a)                          $ 19,807,678
                    Receivables:
                      Interest                                                             $    173,866
                      Securities sold                                                            95,834
                      Variation margin (Note 1b)                                                  8,938          278,638
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                           2,910
                                                                                                            ------------
                    Total assets                                                                              20,089,226
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                               23,989
                      Dividends to shareholders (Note 1f)                                        12,365
                      Distributor (Note 2)                                                        7,190
                      Investment adviser (Note 2)                                                 3,560           47,104
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       115,498
                                                                                                            ------------
                    Total liabilities                                                                            162,602
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 19,926,624
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     30,882
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        126,528
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         27,530
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         18,028
                    Paid-in capital in excess of par                                                          20,948,888
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,091,124)
                    Unrealized appreciation on investments--net                                                  865,892
                                                                                                            ------------
                    Net assets                                                                              $ 19,926,624
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $3,031,310 and 308,822 shares of
                    beneficial interest outstanding                                                         $       9.82
                                                                                                            ============
                    Class B--Based on net assets of $12,421,130 and 1,265,278 shares of
                    beneficial interest outstanding                                                         $       9.82
                                                                                                            ============
                    Class C--Based on net assets of $2,704,504 and 275,298 shares of
                    beneficial interest outstanding                                                         $       9.82
                                                                                                            ============
                    Class D--Based on net assets of $1,769,680 and 180,279 shares of
                    beneficial interest outstanding                                                         $       9.82
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  1,199,353
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    121,874
                    Professional fees                                                            73,753
                    Printing and shareholder reports                                             72,933
                    Account maintenance and distribution fees--Class B (Note 2)                  71,727
                    Accounting services (Note 2)                                                 45,520
                    Account maintenance and distribution fees--Class C (Note 2)                  18,156
                    Transfer agent fees--Class B (Note 2)                                         6,390
                    Pricing fees                                                                  3,997
                    Registration fees (Note 1e)                                                   2,378
                    Custodian fees                                                                2,372
                    Account maintenance fees--Class D (Note 2)                                    1,704
                    Trustees' fees and expenses                                                   1,296
                    Transfer agent fees--Class C (Note 2)                                         1,286
                    Transfer agent fees--Class A (Note 2)                                         1,094
                    Transfer agent fees--Class D (Note 2)                                           607
                    Amortization of organization expenses (Note 1e)                                 553
                    Other                                                                         1,909
                    Total expenses before reimbursement                                         427,549
                    Reimbursement of expenses (Note 2)                                          (77,556)
                                                                                           ------------
                    Total expenses after reimbursement                                                           349,993
                                                                                                            ------------
                    Investment income--net                                                                       849,360
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            442,353
Unrealized          Change in unrealized appreciation on investments--net                                     (1,085,454)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    206,259
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.




Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                            1999                1998
Operations:         Investment income--net                                                 $    849,360     $    930,982
                    Realized gain on investments--net                                           442,353          156,351
                    Change in unrealized appreciation on investments--net                    (1,085,454)         108,099
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        206,259        1,195,432
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (131,116)        (149,827)
Shareholders          Class B                                                                  (537,290)        (666,069)
(Note 1f):            Class C                                                                  (110,267)         (86,976)
                      Class D                                                                   (70,687)         (28,110)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --             (966)
                      Class B                                                                        --           (4,806)
                      Class C                                                                        --             (593)
                      Class D                                                                        --             (181)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (849,360)        (937,528)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                      (853,320)      (2,416,519)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (1,496,421)      (2,158,615)
                    Beginning of year                                                        21,423,045       23,581,660
                                                                                           ------------     ------------
                    End of year                                                            $ 19,926,624     $ 21,423,045
                                                                                           ============    =============


                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class A
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996      1995
Per Share           Net asset value, beginning of year                $  10.11   $  10.00  $   9.52  $   9.40   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .43        .47       .47       .48        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.29)       .11       .48       .12       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .14        .58       .95       .60        .49
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.43)      (.47)     (.47)     (.48)      (.50)
                      In excess of realized gain on
                      investments--net                                      --         --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.43)      (.47)     (.47)     (.48)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.82   $  10.11  $  10.00  $   9.52   $   9.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.33%      5.93%    10.27%     6.52%      5.54%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.16%       .89%      .78%      .53%       .31%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.51%      1.24%     1.22%     1.17%      1.23%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.25%      4.62%     4.88%     5.06%      5.51%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  3,031   $  3,103  $  3,232  $  3,904   $  4,332
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.26%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class B
                                                                                 For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996      1995
Per Share           Net asset value, beginning of year                $  10.11   $  10.00  $   9.52  $   9.40   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .38        .42       .42       .44        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.29)       .11       .48       .12       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .09        .53       .90       .56        .44
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.38)      (.42)     (.42)     (.44)      (.45)
                      In excess of realized gain on
                      investments--net                                      --         --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.38)      (.42)     (.42)     (.44)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.82   $  10.11  $  10.00  $   9.52   $   9.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .82%      5.39%     9.72%     5.97%      5.00%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.67%      1.40%     1.29%     1.04%       .84%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.02%      1.75%     1.73%     1.68%      1.75%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.75%      4.11%     4.37%     4.55%      4.99%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 12,421   $ 14,965  $ 17,888  $ 21,542   $ 25,861
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.26%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                          Class C
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                       Oct. 21, 1994++
                                                                              For the Year Ended July 31,      to July 31,
Increase (Decrease) in Net Asset Value:                                   1999     1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.12   $  10.00  $   9.53  $   9.40   $   9.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .37        .41       .41       .43        .34
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.30)       .12       .47       .13        .38
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .07        .53       .88       .56        .72
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.37)      (.41)     (.41)     (.43)      (.34)
                      In excess of realized gain on
                      investments--net                                      --         --++++    --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.37)      (.41)     (.41)     (.43)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.82   $  10.12  $  10.00  $   9.53   $   9.40
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .63%      5.39%     9.50%     5.97%      8.19%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.77%      1.50%     1.39%     1.16%      1.00%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.12%      1.85%     1.83%     1.79%      1.88%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.64%      4.01%     4.28%     4.45%      4.68%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,705   $  2,549  $  2,063  $  1,555   $    853
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.26%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                          Class D
The following per share data and ratios have been derived                                                   For the Period
from information provided in the financial statements.                                                       Oct. 21, 1994++
                                                                              For the Year Ended July 31,      to July 31,
Increase (Decrease) in Net Asset Value:                                   1999     1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  10.11   $  10.00  $   9.52  $   9.39   $   9.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .42        .46       .46       .47        .38
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.29)       .11       .48       .13        .37
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .13        .57       .94       .60        .75
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.42)      (.46)     (.46)     (.47)      (.38)
                      In excess of realized gain on
                      investments--net                                      --         --++++    --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.42)      (.46)     (.46)     (.47)      (.38)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.82   $  10.11  $  10.00  $   9.52   $   9.39
                                                                      ========   ========  ========  ========   ========

Total Investment     Based on net asset value per share                   1.23%      5.82%    10.17%     6.52%      8.55%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.27%       .99%      .90%      .63%       .51%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.62%      1.34%     1.32%     1.28%      1.39%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.15%      4.52%     4.76%     4.97%      5.12%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,770   $    806  $    399  $    173   $    188
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.26%     36.31%    40.62%   103.61%    142.77%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1999, FAM earned fees of $121,874, of which $77,556 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               .25%          .25%
Class C                               .25%          .35%
Class D                               .10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD      MLPF&S

Class A                       $  725      $3,783
Class D                       $1,455      $2,125

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $32,920 and $2,969 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $12,793,599 and $13,040,453, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains as of July 31, 1999 were as follows:


                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments              $  442,353     $  818,767
Financial futures contracts                --         47,125
                                   ----------     ----------
Total                              $  442,353     $  865,892
                                   ==========     ==========

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $818,767, of which $1,070,471 related to appreciated securities and $251,704 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $18,988,911.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $853,320 and $2,416,519 for the years ended July
31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            48,530    $   498,190
Shares issued to shareholders
in reinvestment of dividends            8,458         85,918
                                   ----------    -----------
Total issued                           56,988        584,108
Shares redeemed                       (54,976)      (557,027)
                                   ----------    -----------
Net increase                            2,012    $    27,081
                                   ==========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            21,542    $   216,132
Shares issued to shareholders
in reinvestment of dividends
and distributions                      10,465        105,275
                                   ----------    -----------
Total issued                           32,007        321,407
Shares redeemed                       (48,474)      (489,222)
                                   ----------    -----------
Net decrease                          (16,467)   $  (167,815)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           247,050    $ 2,528,521
Shares issued to shareholders
in reinvestment of dividends           20,295        206,486
                                   ----------    -----------
Total issued                          267,345      2,735,007
Automatic conversion of shares         (2,706)       (27,775)
Shares redeemed                      (479,089)    (4,873,473)
                                   ----------    -----------
Net decrease                         (214,450)   $(2,166,241)
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           243,304    $ 2,448,833
Shares issued to shareholders
in reinvestment of dividends
and distributions                      29,269        294,348
                                   ----------    -----------
Total issued                          272,573      2,743,181
Automatic conversion of shares         (9,123)       (91,207)
Shares redeemed                      (573,060)    (5,762,259)
                                   ----------    -----------
Net decrease                         (309,610)   $(3,110,285)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           115,073    $ 1,177,617
Shares issued to shareholders
in reinvestment of dividends            6,629         67,435
                                   ----------    -----------
Total issued                          121,702      1,245,052
Shares redeemed                       (98,227)      (987,740)
                                   ----------    -----------
Net increase                           23,475    $   257,312
                                   ==========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            84,837    $   854,906
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,430         64,766
                                   ----------    -----------
Total issued                           91,267        919,672
Shares redeemed                       (45,627)      (455,409)
                                   ----------    -----------
Net increase                           45,640    $   464,263
                                   ==========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           108,087    $ 1,105,169
Automatic conversion of shares          2,706         27,775
Shares issued to shareholders
in reinvestment of dividends            2,096         21,304
                                   ----------    -----------
Total issued                          112,889      1,154,248
Shares redeemed                       (12,343)      (125,720)
                                   ----------    -----------
Net increase                          100,546    $ 1,028,528
                                   ==========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            34,763    $   347,728
Automatic conversion of shares          9,124         91,207
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,199         12,078
                                   ----------    -----------
Total issued                           45,086        451,013
Shares redeemed                        (5,310)       (53,695)
                                   ----------    -----------
Net increase                           39,776    $   397,318
                                   ==========    ===========

5. Capital Loss Carryforward:
At July 31, 1999, the Fund had a net capital loss carryforward of approximately $1,912,000, of which $679,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Oregon Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Oregon Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1999
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Oregon Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



Merrill Lynch Oregon Municipal Bond Fund
July 31, 1999


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863